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                                                                   EXHIBIT 10.13

                                 FRANKLIN SQUARE
                                COMMERCIAL LEASE

1.   BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS

                             BASIC LEASE PROVISIONS

          PREMISES: Suite 405 in 900 N. Franklin, 400, 401,402 in 920 N. Franklin, Including all built-in improvements presently existing in the Premises.

     A. LANDLORD AND ADDRESS:
     The Lumber Co. as Agent for the beneficiary of LaSalle National Trust, N.A., successor to Exchange National Bank of Chicago, not personally, but as Trustee under Trust Agreement Trust No. 21657. 900 North Franklin, Chicago, Illinois 60610.

     B. TENANT AND CURRENT ADDRESS: AccuMed International, Inc., 920 North Franklin, Suite 402, Chicago, IL 60610.

     C. DATE OF LEASE EXECUTION: February 1, 2000

     D. LEASE TERM: Four years and 7 months

     E. COMMENCEMENT DATE OF TERM: February 1, 2000

     F. EXPIRATION DATE OF TERM: September 30, 2004

     G. DATE OF OCCUPANCY: February 1, 2000

     H. MONTHLY BASE RENT: Eleven Thousand Three Hundred Seventy Six and 00/100 ($11,376.00) (subject to adjustments provided herein) (Suite 205 - $950, 400 - $1,672, 401 - $2,610, 402 - $6,144

     I. RENTABLE AREA OF THE PREMISES: Ten Thousand and Sixty Two. Suite 405 - 800 sq. ft., 400 - 1,410 sq. ft., 401 - 2,670 sq. ft., 402 - 5,182 sq. ft.
     (10,062 sq. ft.)

     J. SECURITY DEPOSIT: 0 and 00/100 dollars ($0)
     $0 applied to first months rent
     $0 held for term of lease

     K. ANNUAL BASE: 2000



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     L. PURPOSE: General office use.

1.02 ENUMBERATION OF EXHIBITS
The exhibits set forth below and attached to this Lease by this reference: None attached.

2. PREMISES AND TERM

2.01 LEASE OF PREMISES
Landlord hereby leases to Tenant and Tenant hereby accepts the Premises shown on Exhibit A.

2.02 TERM
The term of this Lease ("Term") shall commence on the date ("Commencement Date") which is the earlier to occur of:

     (i)  the date specified in Subsection 1.01G or
     (ii) the date Tenant first occupies all or part of the Premises.

The Term shall expire on the date ("Expiration Date") specified in Subsection 1.01F, unless sooner terminated as otherwise provided elsewhere in this Lease.

3. RENT
Tenant agrees to pay to Landlord at the office of the managing agent ("Manager") of the Landlord, or at such other place designated by Landlord, without any prior demand therefore and without any deduction whatsoever, base rent at the Monthly Base Rent specified in Subsection 1.01H, and, as applicable, Adjusted Monthly Base Rent as hereinafter defined. Monthly Base Rent is subject to adjustment pursuant to Sections 21.02 and 21.03, and as adjusted in hereinafter called "Adjusted Monthly Base Rent". Unless otherwise provided to the contrary in this Lease, Adjusted Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment shall be paid by Tenant to Landlord upon execution of this Lease by Tenant. Adjusted Monthly Base Rent shall be prorated for partial months within the Lease in addition to Adjusted Monthly Base Rent shall be deemed additional rent ("Additional Rent"), and Adjusted Monthly Base Rent and Additional Rent shall hereinafter be collectively called "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

4. SECURITY DEPOSIT
As security for the performance of its obligations under this Lese. Tenant upon its execution of this Lease has paid to Landlord a security deposit, (the "Security Deposit") in the amount specified in Subsection 1.01J. The Security Deposit may be applied by Landlord to cure and default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by promptly paying to Landlord the amount so applied. Within Thirty (30) days after the Expiration Date, Landlord shall return to Tenant the balance, if any, of the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or measure of damages for any

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default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant.

5. SERVICES

5.01 LANDLORD SERVICES
     Landlord will furnish to Tenant during the term of this Lease all necessary water for sanitary purposes used in connection with the toilets and wash basins and showers located in the Premises. If Tenant shall require water for purposes other than those above mentioned, Landlord may install a water meter and furnish water to Tenant for purposes other than above named at the same rate that Landlord shall be required to pay its supplier of water for the amount of water indicated by said water meter as being used by Tenant.

     Should Tenant fail to pay the bills for such water, and for electric current and gas, Landlord shall have the right to pay same, the amount whereof, together with any sums paid by the Landlord to keep the Premises in a healthy condition as above specified, are declared to be so much additional rent, and to be payable with the next installment of rent due hereunder.

     Tenant shall have use of passenger elevators in common with other tenants daily. Tenant shall have use of freight elevators in common with other tenants during regular hours prescribed by Landlord and any other hours that may be mutually agreed. Landlord shall not be liable for failure to supply elevator service occasioned by the breaking down of machinery or equipment or by strikes, accidents, unavoidable delays or causes beyond the control of Landlord. In any event, Landlord shall make Timely Repairs to insure elevator service for Tenant and Tenants invitees.

5.02 TENANT'S SERVICES
     Tenant shall pay for all utility service it requires directly to the utility furnishing such services. Tenant shall also pay its own heating and cooling cost. Tenant shall make arrangements directly with the telephone company servicing the Building for telephone service to the Premises. Tenant shall pay for the maintenance and replacement of all light fixtures, electrical switches, electrical outlets and lamps located in the Premises and all bulbs, tubes ballasts and starters utilized in the Premises. All existing lamps and lights to be in good working order upon possession date.

5.03 ENERGY CONSERVATION
     Landlord shall have the right to institute such policies, programs and measures as may be necessary or desirable, in Landlord's discretion, for the conservation and/or preservation of energy or energy related services, or as may be reasonably required to comply with any applicable codes, rules and regulations, whether mandatory or voluntary.

6. POSSESSION, USE AND ENJOYMENT OF PREMISES

6.01 POSSESSION AND USE OF PREMISES



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     Tenant shall be entitled to possession of the Premises upon Commencement
Date. In the event of the failure of the Landlord to deliver possession of the Premises upon the Commencement Date, neither the Landlord or its agents shall be liable for any damages caused thereby, nor shall this Lease thereby become void or voidable. The Premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises or any part thereof, of if the delay in work, changes, alterations or additions required or made by Tenant in the layout of finish of the Premises or any part thereof. Tenant shall occupy and use the Premises for purposes indicated in
Section 1.01L only. Tenant shall not occupy or use the Premises (or permit the use or occupy of the Premises) for any purpose or in any manner which: (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule (including the Board of Fire Underwriters); (b) may be dangerous to persons or property; (c) may invalidate or materially increase the amount of premiums for any insurance affecting the Building, and if any additional amounts of insurance premiums are so incurred, Tenant shall pay to Landlord the additional amounts on demand; or (d) may create a nuisance, disturb any other tenant of the Building of the occupants of neighboring property or injure the reputation of the Building. Tenant's acceptance of possession of the Premises shall be presumed to be Tenant's acknowledgment that the Premises are in satisfactory condition and that no further changes in the condition of the Premises shall be the obligation of the Landlord, except the construction and completion of those items set forth on EXHIBIT C attached hereto.

6.02 QUIET ENJOYMENT
     So long as Tenant shall not be in default under this Lease, Tenant shall be entitled to peaceful and quiet enjoyment of the Premises, subject to the terms of this Lease.

7. CONDITION OF PREMISES
     The Tenant's taking possession of the Premises shall be conclusive evidence that the Tenant accepted the Premises in the condition existing on the date Tenant first took possession, and that Tenant has waived all claims relating to the condition of the Premises, except claims, if any, which relate to Landlord's failure to complete the improvements set forth in EXHIBIT C attached hereto. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building , and no representation regarding the condition of the Premises has been made by or on behalf of Landlord to Tenant, except as stated in this Lease. At any time after the Commencement Date, upon the request from time to time of Landlord or Landlord's mortgagee, Tenant shall execute and deliver to Landlord or its mortgagee a standard type of estoppel certification.

8. ASSIGNMENT AND SUBLETTING

8.01 ASSIGNMENT
     Tenant shall not assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the interest of Tenant in this Lease, in whole or in part, by operation of law or otherwise without prior written consent of Landlord. Such


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consent shall not be unreasonably withheld or delayed. If Tenant or the beneficiary of Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any partner or partners owning 51%, whether by a single transaction or event or by cumulative transactions or events, or more of the partnership interest, or the dissolution of the partnership shall be deemed an assignment of this Lease. If Tenant, or the beneficiary of Tenant is a corporation, any dissolution, merger, consolidation, or reorganization of the Tenant or the sale or the transfer of a controlling percentage of the capital stock of the tenant, whether by a single transaction or event or by cumulative transactions or events, shall be deemed an assignment of this lease. If the Tenant consists of more than one person, a purported assignment, voluntary, or by operation of law, from a majority of such persons to any of a majority of such persons to any or all of the others shall be deemed an assignment of this Lease.

8.02 SUBLETTING
     Tenant shall not sublet the whole or any part of the Premises without Landlord's prior written consent. Such consent shall not be unreasonably withheld or delayed.

9. MAINTENANCE

9.01 LANDLORD'S MAINTENANCE
     Landlord shall maintain and make necessary repairs on a timely basis to the structural elements of the Building and the electrical, plumbing, heating, ventilating and air-conditioning systems in the Building and exterior windows except that: (i) the cost of repairing any damage to any of the foregoing caused by the act or neglect of Tenant, any subtenant of Tenant, or their respective agents, employees, guests or invitees shall be paid by Tenant; and (ii) Landlord shall not be responsible for maintenance or repair of electrical or plumbing fixtures located within Premises. Landlord is responsible for the maintenance and repair of in office heating and cooling units. Outside windows will be cleaned two times per year at Landlord's expense.

9.02 TENANT'S MAINTENANCE
     Tenant, at its expense, shall keep and maintain the Premises in good order, condition and repair (including the keeping of the Premises in clean and orderly condition) and in accordance with all applicable legal, governmental and quasi-governmental and insurance carrier requirements, ordinances and rules. If Tenant fails to perform any of its obligations set forth in the Section 9,02, Landlord, in addition to its other remedies with respect to Tenant's breach of a covenant hereunder, may, in its dole discretion, but with prior notice to Tenant, perform the same, and Tenant shall pay to Landlord the direct out of pocket cost, and other costs and expenses arising from Landlord's involvement with such repairs and replacements, therefore upon demand. The Tenant shall pay the Landlord for overtime and for any other expenses incurred in the event repairs, alterations decorating or other work on the Premises are not made during ordinary business hours at the Tenant's request.

10. ALTERATIONS AND IMPROVEMENTS


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10.01 TENANT'S ALTERATIONS
     All work performed within the Premises shall be in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner and with the use of good grades of materials. Tenant shall not pledge, mortgage, hypothecate or in any way create a security interest in and to any of the alterations and improvements provided for herein to any creditor or third party without the prior written consent of Landlord. Tenant shall mot perform any work without the prior written consent of Landlord. This consent is exclusive for all Tenant furnishings. Such consent shall not be unreasonably withheld or delayed.

10.02 LIENS
     Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, the Premises, or any part thereof arising out of work performed, or alleged, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall immediately either have such lien or claim for lien released of record or shall deliver to Landlord a bond in form, content, amount, and issued by surety, satisfactory to Landlord indemnifying Landlord, the Beneficiaries and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, without investigating the validity of such lien, may pay or discharge the same, and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

10.03 ACCESS
     The Tenant shall permit the Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises. The Landlord or Landlord's agents shall have the right to enter upon the Premises, to inspect the same, and to make such inspections, repairs, alterations, improvements or additions to the Premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said Premises that me be required therefore, so long as Tenant is nor unreasonable interfered with. If the Tenant shall not be personally present to permit an entry into the Premises, when for any reason an entry therein shall be necessary or desirable, the Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefore (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Whenever possible, Landlord will give to Tenant advanced notice of its intentions and purpose of entry to do work. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. The Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability



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to the Tenant therefore, to change the arrangements and/or location of entrances or passageways, doors and doorways and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities, so long as Tenant is not unreasonably interfered with. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

11. WAIVER OF CLAIMS AND INDEMNITY

11.01 WAIVER

          A. Tenant's Waiver: Tenant releases Landlord and its beneficiaries, and their respective agents, employees and contractors from, and waives all claims against Landlord, Trustee and its beneficiaries and their respective agents, employees contractors, for damage to Tenant's property and loss of business, including business interruption, sustained by Tenant due to any cause whatsoever except for claims resulting from Landlord's gross negligence or willful misconduct. If such damage or injury is caused by the negligence or Landlord, Trustee or its beneficiaries, or their respective agents, employees or contractors, Tenant shall make a claim under its insurance policy as its sole remedy for such damage. All property belonging to Tenant or any occupant of the Premises that is in the building or the Premises shall be there at the risk of Tenant or other person only, and Landlord, Trustee and its beneficiaries and their respective agents, employees and contractors shall not be liable for damage thereto or theft or misappropriation thereof.

          B. Landlord's Waiver: Landlord release Tenant and its agent, employees and contractors from and waives all claims against Tenant and its agents, employees and contractors for damage to Landlord's property and loss of business, including loss of rents, sustained by Landlord due to any cause whatsoever except for claims resulting from Tenant's gross negligence or willful misconduct.

11.02 INDEMNIFICATION

          A. Tenant's Indemnity: Tenant agrees to indemnify, pay the costs of the defense of and hold harmless Landlord, Trustee and its beneficiaries and their respective agents, employees and contractors, from and against all claims, demands, actions, liabilities, damages, costs and expenses (including reasonable attorney's fees), for injuries to any persons (other than Landlord) and damage to or theft or misappropriation or loss of property (other than Landlord's) occurring in or about the Building and



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               arising from the use and occupancy of the Premises or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, pay the costs of the defense of an hold Landlord Harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of hazardous or toxic materials in the building by Tenant. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to pay the costs of the defense of Landlord or such indemnified party in such proceeding by Landlord shall not have the right o settle any such claims with the consent of Tenant.

          B. Landlord's Waiver: Landlord agrees to indemnify, pay the costs of the defense and hold harmless Tenant, its agents, employees and contractors, from and against all claims, demands, actions, liabilities, damages, costs and expenses (including reasonable attorney's fees), for injuries to any persons (other than Tenant) and damage to or theft or misappropriation or loss of property (other than Tenant's) occurring in or about the building and arising from any activity, work or thing done, permitted or suffered by Landlord in or about the Building or from any breach or default on the part of Landlord in the performance of any covenant or agreement on Landlord's part to be performed hereunder or due to any other act or omission of Landlord, its assignees, invitees (to the extent such invitees are at the building only), employees, contractors and agents. If any such proceeding is filed against Tenant or any such indemnified party, Landlord agrees to pay the costs of the defense of Tenant or such indemnified party in such proceeding at Landlord's sole cost by Tenant shall not have the right to settle any claim without consent of Landlord.

11.02 MUTUAL WAIVER OF CLAIMS AND SUBROGATION
     Whenever (a) any loss, cost, damage or expense resulting from fire, explosive, or any other occurrence is incurred by either of the parties to this lease or anyone claiming by, through or under them in connection with the Premises and (b) such party is then either covered in whole or in part by insurance with respect to such loss, cost, damage or any other expense, or required under this lease to be so insured, then the party so insured (or so required) hereby release the other party from any liability the other party may have on account of such loss, cost, damage, or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had insurance been carried as so required) and



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     waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof (provided that such releases of liability and waiver of the right of subrogation shall not be operative in any case of increased cost, the other party shall have the right, within (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect). Whether the party released form liability hereunder is Landlord or Tenant, said term "Landlord" or "Tenant", respectively, and its respective trustees, beneficiaries, agents, partners, shareholders, officers, directors and employees.

12. LANDLORD'S REMEDIES

12.1 All right and remedies of the Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law.

12.2
          A. If the Tenants defaults in any payment of Rent, and the Tenant does no cure the default within (10) days after demand for payment of such Rent or if the Tenant defaults in the prompt and full performance of any other provisions of this Lease, and the Tenant does not cure the default with thirty (30) days after written demand by the Landlord that the default be cured (unless the default involves hazardous condition, which shall be cured forthwith); or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts generally, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the Premises, then, and in any such event, the Landlord, may if the Landlord so elects by not otherwise, and with or without notice of such election, and with or without any demand whatsoever, either forthwith terminate this Lease and the Tenant's right to possession of the Premises or, without terminating this Lease, forthwith terminate the Tenant's right to possession of the Premises, Except for defaults in payment of Rent, if Tenant is diligently proceeding to cure any default he shall have the ability to do so for up to sixty (60) days, after which all Landlords remedies will proceed.

          B. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and grants to the Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Landlord of the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's rights to Rent or any other right given to the Landlord hereunder or by operation of law.


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          C.   (Intentionally omitted)

          D. If any involuntary action or proceeding under any section or sections of any bankruptcy act in any court or tribunal shall adjudge or declare Tenant insolvent or unable to pay Tenant's debts, or if any voluntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by Tenant in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts, then and in any such event Landlord may, if Landlord so elects by note otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and notwithstanding any other provision of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent for the remainder of the Term, less the fair rental value of the Premises for the remainder of the Term.

          E. Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be to the conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

          F. The Tenat shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in enforcing the tenants obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned.

13. SURRENDER OF PREMISES
     Upon expiration or termination of this Lease or termination of Tenant's right of possession of the Premises, or any part thereof, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenatable condition, ordinary wear and tear excepted. Upon any termination, Tenant shall be entitled to remove from the Premises all movable personal property of Tenant, provided Tenant shall immediately repair all damages resulting from such removal and shall restore the Premises to its original condition, ordinary wear and tear excepted. In the event possession of the Premises is not immediately delivered to Landlord or if Tenant shall fail to remove all of Tenant's movable personal property. As aforesaid, Landlord may remove any of such property therefrom without any liability to Tenant,


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and at Tenant's expense. All movable personal property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord without any cost or credit therefore, and Landlord may, at its option ant at Tenant's expense, story and/or dispose of such property.

14. HOLDING OVER

     Tenant shall pay Landlord 1.5 time the latest adjusted Monthly Base Rent plus Operating expenses then applicable for each month or portion thereof Tenant retains possession of the Premises, or any portion thereof, after the expiration or termination of this Lease, and also shall pay all damages sustained by Landlord by reason of such retention of possession. The provisions of the Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord herein before or by law provided. If Tenant retains possession of the Premises, or any part thereof, for twenty (20) days after the written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of the Lease for a period of One month specified by Landlord at Landlord's option on the sane terms and condition, except that the Adjusted Monthly Base Rent shall be increased by 125% of the latest Adjusted Monthly Base Rent, plus any subsequent escalations. Should Tenant wish to cancel this holdover portion of this Lease, Tenant must give to Landlord Four months advance written notice of its intent to cancel this lease.

15. DAMAGE BY FIRE OR OTHER CASUALTY

15.01 UNTENANTABILITY
     (Intentionally omitted)

15.02 DAMAGE BY TENANT
     In the event the Prmises or the Building is damaged by fire or other casualty resulting from the act or neglect of Tenant, its agents, contractors, employees or invitees, Tenant shall not be released from any of its obligations hereunder including, without limitation, its duty to repair the Premises and its liability to Landlord for damages caused by such fire or other casualty and its duty to pay Rent, which Rent shall not be abated. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to alternations, additions, improvements or decorations provided by Landlord either directly or through an allowance to Tenant (whether by rent abatement or otherwise).

16. TENANT'S INSURANCE

16.01 Tenant, at Tenant's expense, agrees to purchase and maintain in force during the Term: (i) Comprehensive General Liability Insurance on an occurrence basis with minimum limits of liability in an amount of $500,000 for bodily injury, personal injury or death to any one person and $500,000 for bodily injury, person injury or death to more than one person, and $100,000 with respect to damage to property, including water and sprinkler damage; and (ii) Casualty insurance to cover his personalty.


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16.02 The policies referred to in Section 16.1 shall name Landlord, the
Beneficiaries, the Manager and their respective agents and employees as additional insureds; and shall contain the following provisions and endorsements: (i) that such insurance may not be canceled or amended without thirty (30) days prior written notice to Landlord, the Beneficiaries and the Manager; (ii) an express waiver of any right of subrogation by the insurance company against Landlord, the Beneficiaries, the Manager and their respective agents and employees; and (iii) that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies.

16.03 Tenant shall deliver to Landlord, certificates of insurance of all policies and renewals thereof to be maintained by Tenant hereunder, no less than ten (10) day prior to the Commencement Date and note less that ten (10) days prior to the expiration date of each policy. Provided that the insurance policies of Tenant will not be invalidated nor will the right of the insured to collect the proceeds payable under such policies be adversely affected by the waiver contained in the following portion of this sentence, Tenant hereby expressly waves all rights of recovery which it might otherwise have against Landlord, the Beneficiaries, the Manager or their agents, and employees, for loss or damage to person, property or business to the extent that such loss or damage is covered by valid and collectible insurance policies, notwithstanding that such loss or damage may result form negligence of Landlord, the Beneficiaries, the Manager or their agents or employees. Tenant shall use its best efforts to obtain from its insurer the right to waive claims as set forth in the preceding sentence without thereby invalidating its insurance or affecting its right to proceeds payable thereunder.

17. RULES AND REGULATIONS

18. LANDLORD'S RIGHTS
     Landlord shall have the following rights exercisable without notice (except as expressly provided to the contrary in this Lease), without liability to Tenant for damage for injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) To change the Building's name or street address upon ninety (90) days prior written note to Tenant; (ii) To install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) To designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, or other similar items, and all internal lighting that may be visible from the exterior of the Premises or the public corridors of the Building; (iv) To display the Premises to prospective tenants at reasonable hours during the last six (6) months of the Term; (v) To change the arrangement of entrances, doors, corridors, elevators and stairs in the Building, provided that no such change shall materially adversely affect access to the Premises;
(vi) To grant to any party the exclusive right (to the extent permitted by law) to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted hereunder; (vii) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises; (viii) To have access for Landlord and other tenants for the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office;
(ix) To close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes; (x) To take any and all reasonable measures, including inspections and repairs to the Premises or to the Building, as may be necessary or desirable in the operation or protection thereof; (xi) To retain at all times master keys or passkeys to all doors in and to the Premises; (xii) To install, operate and maintain a building security system which monitors, by close circuit television or otherwise, all persons entering and leaving the Building and all public areas of the Building including, but not limited to, elevators and staircases; and (xiii) To install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts of the Building.

19. MORTGAGE
     Landlord may execute and deliver a mortgage(s) or trust deed(s) in the nature of a mortgage, both sometimes hereinafter referred to as "Mortgage" against the Building or Land or any part thereof or interest therein, and may sell and lease back the Land. This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to all such Mortgages and ground leases, now or hereafter existing an all amendments, modifications and renewals thereof and extensions, consolidations or replacements thereof, and to all advances made or hereafter to be made upon the security thereof. Landlord agrees to obtain in conjunction with any mortgage placed against Building subsequent to date hereof an agreement by mortgagee to refrain from disturbing tenancy or tenant so long as Tenant is not in default hereunder.

20. NOTICES
     All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and delivered, whether or not received, when personally delivered, when deposited in the United States Mail, postage prepaid and properly addressed, certified mail, return receipt requested, at the addresses for Landlord indicated in Section 1.01(B), or such other address as Landlord shall designate by written notice to Tenant; and (ii) To Tenant: At the address specified in Subsection 1.01(C) prior to the Commencement Date, and at the Premises after the Commencement Date, or such other address as Tenant shall designate by written to Landlord.

21. ADJUSTMENTS TO MONTHLY BASE RENT

21.01 DEFINITIONS
     For the purposes of this article 21, the following words and phrases shall have the following meanings:
A. "Adjustment Date" shall mean February 1, 2001 and each subsequent February 1 falling with the term.
B.   "Initial Adjustment Year" shall mean the calendar year 2001.

C. "Adjustment Year" shall mean the calendar year in which the `Initial Adjustment Date as defined herein below falls and each subsequent calendar year during which an Adjustment Date falls.

D.   "Adjustment Monthly Base Rent" shall mean rental (exclusive of Additional
     Rent) as from time to time computed and estimated under Sections 21.02 and
     21.03 herein below, and shall mean "Monthly Base Rent" for all periods of time during which no adjustment has been applied.

E. "Tax expense" shall mean and include all Federal, State and Local governmental taxes, assessments and charges (including transit district taxes or assessments) of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building and the Land, or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therein or used in connection therewith (including reasonable attorney's fees) paid by Landlord during such year. If a special assessment payable in installments is levied against the Land, Taxes for any year shall include only installments of such assessment and any interest payable or paid during such year. Taxes shall not include any Federal, State or Locales sales use franchise, capital stock, inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part the substitution of such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in Taxes.

21.02 ADJUSTMENTS
A. On February 1, 2001 and on each Adjustment Date thereafter, adjusted Monthly Base Rent shall be increased by an amount equal to 5%.

B. Effective as of February 1, 2001 ("Initial Adjustment Date") and on each February 1 falling within the Term, Adjusted monthly base rent shall be increased by an amount equal to 1/12th of the product of the Rentable Area of the Premises (as specifiedin subsection 1.01I), multiplied by the amount by which Per Square Foot Tax Expenses exceeds the actual Tax Expenses Paid during the Calendar year 2000.

21.03 PROJECTIONS
     FOR PURPOSES OF CALCULATING Tax Expenses for any Adjustment year, including the Initial Adjustment Year, Landlord shall deliver to Tenant a written statement (1) setting forth the Projections of Tax Expenses for the adjustment Year in which such Adjustment Base Rent based on such Projections to become effective as of said adjustment date; provided however that the failure of Landlord to provide any such statement shall not relieve Tenant from it obligation to continue to pay Adjusted Monthly Base Rent reflected thereby effective retroactively to the most recent preceding Adjustment Date.

21.04 READJUSTMENTS
     On or about April 1st following the end of each Adjustment Year, or at such later time as Landlord shall be able to determine the actual amounts of Tax Espenses for the Adjustment Year last ended, Landlord shall notify Tenant in writing of such actual amounts, if the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment year exceeds the amount thereof payable for such year based upon actual Tax Expenses for such Adjustment Year, the Landlord shall credit such excess to Installments of Adjusted Monthly Base Rent payable after the date of Landlord's notice until such excess has been exhausted, of if this lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore.

21.05 NO DECREASES IN MONTHLY BASE RENT
     Notwithstanding anything to the contrary contained in this Lease, Adjusted Monthly Base Rent shall not be adjusted or decreased below the amount set forth in Subsection 1.01H.

22. MISCELLANEOUS

22.01 LATE AND PENALTY CHARGES
     All rent and other payments due from Tenant to Landlord which are delinquent by more than ten (10) days shall bear interest at the rate of one and one-half percent (1-1/2%) per month, not prorated, from time to time, whichever is less, from the date due until paid. Tenant shall also pay to Landlord on demand a penalty charge of $25.00 for each check delivered to Landlord for Rent or other payments due hereunder, which is not honored by the institution on which it is drawn.

22.02 ENTIRE AGREEMENT
     This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written.

22.03 ACCORD AND SATISFACTION
     No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord form Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

22.04 LANDLORD'S OBLIGATION ON SALE OF BUILDING

     In the event of any sale or other transfer of the Building, Landlord and the seller or transferor (and the beneficiaries of any selling or transferring land trust) shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, provided that Landlord sells the Building to a bona fide purchaser and that the new landlord agrees to assume the liabilities and responsibilities under this Lease.

22.05 BINDING EFFECT
     This Lease shall be binding upon and insure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

22.06 FORCE MAJEURE
     Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord fails to timely perform same and such failure is due in whole or in part to any cause beyond the reasonable control of Landlord, other than for those matters set forth in Section 6.01.

22.07 CAPTIONS
     The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

22.08 APPLICABLE LAW
     This Lease shall be construed in accordance with the law of the State of Illinois.

22.09 TIME
     Time is of the essence of this Lease and the performance of all obligations hereunder.

22.10 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES
     If Tenant fails to timely perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and the expense of the Tenant without further prior notice to Tenant.

22.11 PARTIAL INVALIDITY
     If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

22.12 RIDERS

     All riders attached hereto and executed both by Landlord and Tenant shall be deemed to be part hereof and hereby incorporated herein.

     INWITNESS WHEREOF, this Lease has been executed as of the date set forth in Subsection 1.01D hereof.



The Lumber Company                         AccuMed International, Inc.


By: /s/ JOHN BAUCHWITZ                     By: /s/ PAUL F. LAVALLEE
    -----------------------                    -----------------------------
Its:        Agent                             Its:  Chairman and CEO
      ---------------------                     ----------------------------

                                    Exhibit 1

This is the first of two exhibits to the FRANKLIN SQUARE COMMERCIAL LEASE (Lease) dated as of February 1, 2000 between AccuMed International, Inc. (Tenant) and The Lumber Company as Agent for the beneficiary of LaSalle National Trust, N.A., not personally, but as Trustee under Trust Agreement Trust No. 21657 (Landlord).

The following are modifications to the Lease:

     Page 1, point L. Suite 405, 900 North Franklin, shall be permitted to be used for both general office as well for a machine shop, its current use for Tenant. Suite 401, 920 North Franklin shall be permitted to be used for both general office use as well as for assembly work.

     Page 8, point 12 C. Point C is modified in whole as follows: If the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may, at the Landlord's option, enter into the Premises, remove the tenant's sign and other evidences of tenancy, and take and hold possession thereof as provided in Subsection 12.01B, without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full Term. Upon and after entry into possession without termination of the Lease, the Landlord shall make a reasonable effort to relet the Premises or any port thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, fir such time and upon such terms as the Landlord may reasonably determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such reletting. In any such case, the Landlord may make reasonable repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the reasonable expenses in reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is nor sufficient to pay monthly the full amount of the Rent reserved in this redecorating and the Landlord's expenses, the tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.

     Page 10, point 15.01. Point 15.01 is modified in whole as follows: If the Building (including machinery or equipment used in its operation) or the Premises are made substantially untenantable by fire or other casualty, either Party may elect to: (i) terminate this Lease as of the date of the fire or other casualty by giving the other party written notice thereof within ninety (90) days after said date: or (ii) in the case of the Lessor, assuming the Tenant has not given notice to terminate in sub paragraph
     15.01 (i), above, proceed to repair or restore the Building or the premises, other than leasehold improvements and personal property paid for or installed by Tenant. Rent payments for the premises during this re-building period shall abate.

This lease Exhibit 1 is signed as of February 1, 2000.

     The Lumber Company                   AccuMed International, Inc.


     BY /s/ JOHN BAUCHWITZ                  BY /s/ PAUL F. LAVALLEE
        --------------------                   ---------------------------
     Name:  John Bauchwitz                  Name:  Paul F. Lavallee
     Title: Agent                           Title: Chairman and
                                                   Chief Executive Officer

                                    EXHIBIT 2

                     RELEASE OF LEASED SPACES AND SETTLEMENT

This is the second of two exhibits to the FRANKLIN SQUARE COMMERCIAL LEASE (Lease) dated as of February 1, 2000 between AccuMed International, Inc. (Tenant) and The Lumber Company as Agent for the beneficiary of LaSalle National Trust, N.A., not personally, but as Trustee under Trust Agreement Trust No. 21657 (Landlord).

1. The lease dated July 12, 1994, as supplemented and amended, with respect to the following suites in 900 North Franklin Street, Chicago, Illinois 60610, numbers 206, 401, 501, 502/503, 504, 505, are terminated as of January 31, 2000. This termination is conditioned on the concurrent commencement of a lease for suite 405 in 900 North Franklin Street and suites 400, 401 and 402 in 920 North Franklin Street.

2. The lease of suite 401 in 920 North Franklin building is for a lease rental rate which is the same as that existing on suite 206 in 900 North Franklin Street.

3. The sum of $60,000 will be paid by AccuMed International, Inc. ("Lessee") over a nine-month period at a rate of $6,666.66 per month commencing March 1, 2000 and ending with the payment of November 1, 2000.

4. The cost of the buildout for Suite 600 in 900 North Franklin, to be occupied by City Access Providers, in lieu of occupancy of suite 401 in that same building will be $10,000 and will be paid by Lessee in two equal installments of $5,000 commencing February 21, 2000 and concluding with the payment on March 21, 2000.

5. Lessee will pay the rent difference between suites 600 and 401 in 900 North Franklin Street in the amount of $16,848 of which $8,424 shall be payable April 1, 2000 and $8,424 one year later.

6. Lessor, The Lumber Com., will waive the provisions of that letter dated June 25, 1996, regarding "Letter of Credit for Future Restoration of Stairwell" signed by Mark Santor, Lessee's then current Chief Financial Officer. (Copy of Letter attached)

This lease Exhibit 2 is signed as of February 1, 2000

     The Lumber Company                      AccuMed International, Inc.


     BY /s/ JOHN BAUCHWITZ                   BY /s/ PAUL F. LAVALLEE
        ------------------------                ------------------------
     Name:  John Bauchwitz                   Name:  Paul F. Lavallee